Consolidated Statements of Operations and Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Revenue	$ 0	$ 0
Operating expenses:
Research and development	18,968	14,418
General and administrative	11,542	8,386
Depreciation and amortization	130	164
Total operating expenses	30,640	22,968
Loss from operations	(30,640)	(22,968)
Other income:
Gain from change in fair value of warrant liability	1,335	6,728
Other income, net	40	40
Interest income, net	240	306
Net loss	$ (29,025)	$ (15,894)
Net loss per common share - basic and diluted (in dollars per share)	$ (1.01)	$ (0.59)
Weighted average common shares outstanding, basic and diluted (in shares)	28,604,397	26,875,927
Net loss	$ (29,025)	$ (15,894)
Other comprehensive (loss) income:
Foreign currency translation	(29)	(24)
Comprehensive loss	$ (29,054)	$ (15,918)